Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Jul-00

Collection Period              June 2, 2000        to             July 1, 2000
Determination Date             July 9, 2000
Distribution Date             July 14, 2000

Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amount                 10,001,529.70
           Prepayment Amounts                                                           185,089.78
           Recoveries                                                                         0.00
           Investment Earnings on Collection Account and Reserve Fund                    23,582.14
           Late Charges                                                                   4,430.17
           Servicer Advances                                                            405,929.02

           Total Available Amounts                                                   10,620,560.81
           -----------------------                                                   -------------

Payments on Distribution Date
-----------------------------
  (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                     0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                     0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer               0.00

   (C)     Interest due to Class A-1 Notes                                              170,434.70

   (D)     Interest due to Class A-2 Notes                                              419,782.58

   (E)     Interest due to Class A-3 Notes                                              584,443.67

   (F)     Interest due to Class A-4 Notes                                              380,594.75

   (G)     Interest due to Class B Notes                                                 22,432.24

   (H)     Interest due to Class C Notes                                                 22,888.71

   (I)     Interest due to Class D Notes                                                 38,656.49

   (J)     Interest due to Class E Notes                                                 24,858.05

   (K)     Class A-1 Principal Payment Amount                                         8,956,469.62

   (L)     Class A-2 Principal Payment Amount                                                 0.00

   (M)     Class A-3 Principal Payment Amount                                                 0.00

   (N)     Class A-4 Principal Payment Amount                                                 0.00

   (O)     Class B Principal Payment Amount                                                   0.00

   (P)     Class C Principal Payment Amount                                                   0.00

   (Q)     Class D Principal Payment Amount                                                   0.00

   (R)     Class E Principal Payment Amount                                                   0.00

   (S)     Additional Principal to Class A-1 Notes                                            0.00

   (T)     Additional Principal to Class A-2 Notes                                            0.00

   (U)     Additional Principal to Class A-3 Notes                                            0.00

   (V)     Additional Principal to Class A-4 Notes                                            0.00

   (W)     Additional Principal to Class B Notes                                              0.00

   (X)     Additional Principal to Class C Notes                                              0.00

   (Y)     Additional Principal to Class D Notes                                              0.00

   (Z)     Additional Principal to Class E Notes                                              0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                   0.00
   (AB)    Deposit to the Reserve Fund                                                        0.00
   (AC)    Excess to Certificateholder                                                        0.00

           Total distributions to Noteholders and Certificateholder                  10,620,560.81
           --------------------------------------------------------                  -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                               0.00

Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          300,591,226.89
  (iii)    Servicing Fee ( ( (i) / 12 ) x  (ii) )                                                              0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                 0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                0.00
           Servicing Fee carried forward                                                                       0.00

           Monthly Servicing Fee distributed                                                                   0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                        33,369,223.59
           Class A-1 Interest Rate                                                                          6.12905%
           Number of days in Accrual Period                                                                      30
           Current Class A-1 interest due                                                                170,434.70
           Class A-1 interest accrued but not paid in prior periods                                            0.00
           Total Class A-1 interest due                                                                  170,434.70
           Class A-1 interest carried forward                                                                  0.00

           Class A-1 interest distribution                                                               170,434.70


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2 Interest Rate                                                                          6.50000%
           Current Class A-2 interest due                                                                419,782.58
           Class A-2 interest accrued but not paid in prior periods                                            0.00
           Total Class A-2 interest due                                                                  419,782.58
           Class A-2 interest carried forward                                                                  0.00

           Class A-2 interest distribution                                                               419,782.58


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Interest Rate                                                                          6.65000%
           Current Class A-3 interest due                                                                584,443.67
           Class A-3 interest accrued but not paid in prior periods                                            0.00
           Total Class A-3 interest due                                                                  584,443.67
           Class A-3 interest carried forward                                                                  0.00

           Class A-3 interest distribution                                                               584,443.67


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Interest Rate                                                                          6.79000%
           Current Class A-4 interest due                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                               -
           Total Class A-4 interest due                                                                  380,594.75
           Class A-4 interest carried forward                                                                     -

           Class A-4 interest distribution                                                               380,594.75


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                           3,912,600.21
           Class B Interest Rate                                                                            6.88000%
           Current Class B interest due                                                                   22,432.24
           Class B interest accrued but not paid in prior periods                                                 -
           Total Class B interest due                                                                     22,432.24
           Class B interest carried forward                                                                       -

           Class B interest distribution                                                                  22,432.24

Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                           3,912,600.21
           Class C Interest Rate                                                                            7.02000%
           Current Class C interest due                                                                   22,888.71
           Class C interest accrued but not paid in prior periods                                                 -
           Total Class C interest due                                                                     22,888.71
           Class C interest carried forward                                                                       -

           Class C interest distribution                                                                  22,888.71


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                           6,260,160.16
           Class D Interest Rate                                                                            7.41000%
           Current Class D interest due                                                                   38,656.49
           Class D interest accrued but not paid in prior periods                                              0.00
           Total Class D interest due                                                                     38,656.49
           Class D interest carried forward                                                                    0.00

           Class D interest distribution                                                                  38,656.49


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                           3,130,079.65
           Class E Interest Rate                                                                            9.53000%
           Current Class E interest due                                                                   24,858.05
           Class E interest accrued but not paid in prior periods                                              0.00
           Total Class E interest due                                                                     24,858.05
           Class E interest carried forward                                                                    0.00

           Class E interest distribution                                                                  24,858.05


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  January 6, 2001
    (i)    Opening Class A-1 principal balance                                                        33,369,223.59
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance               300,591,226.89
  (iii)    ADCB as of last day of the Collection Period                                              291,595,415.24
           Monthly Principal Amount ( (ii) - (iii) )                                                   8,995,811.65
   (iv)    Class A-1 Principal Payment Amount                                                          9,494,071.26
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                              9,494,071.26
           Class A-1 Principal Payment Amount distribution                                             8,956,469.62
           Principal carryforward Class A-1                                                              537,601.64

           Class A-1 Principal Balance after current distribution                                     24,412,753.97


Class A Principal Payment Amount
--------------------------------

    (i)    Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                283,593,761.59
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                            274,099,690.33
           Class A Principal Payment Amount                                                            9,494,071.26
           Funds available for distribution after Class A-1 distribution                                       0.00


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2  Principal Payment Amount                                                                 0.00
           Class A-2 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-2                                                                    0.00

           Class A-2 principal balance after current distribution                                     77,498,323.00

Class A-3 Principal Schedule
----------------------------
           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Principal Payment Amount                                                                  0.00
           Class A-3 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-3                                                                    0.00

           Class A-3 principal balance after current distribution                                    105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Principal Payment Amount                                                                  0.00
           Class A-4 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-4                                                                    0.00

           Class A-4 principal balance after current distribution                                     67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                           3,912,600.21
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                              3,644,943.02
           Class B Floor                                                                              (6,246,141.90)
           Class B Principal Payment Amount due                                                          267,657.19
           Class B Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class B                                                                267,657.19

           Class B principal balance after current distribution                                        3,912,600.21


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                           3,912,600.21
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                              3,644,943.02
           Class C Floor                                                                              (3,750,079.44)
           Class C Principal Payment Amount due                                                          267,657.19
           Class C Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class C                                                                267,657.19

           Class C principal balance after current distribution                                        3,912,600.21


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                           6,260,160.16
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                              5,831,908.68
           Class D Floor                                                                               1,093,542.98
           Class D Principal Payment Amount due                                                          428,251.48
           Class D Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class D                                                                428,251.48

           Class D principal balance after current distribution                                        6,260,160.16

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                           3,130,079.65
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                              2,915,953.94
           Class E Floor                                                                               1,957,162.25
           Class E Principal Payment Amount due                                                          214,125.71
           Class E Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class E                                                                214,125.71

           Class E principal balance after current distribution                                        3,130,079.65

Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                                                            No
           Monthly Principal Amount                                                                    8,995,811.65
           Sum of Principal Payments payable on all classes                                           10,671,762.83
           Additional Principal  payable                                                                       0.00
           Additional Principal available, if payable                                                          0.00

           Class A-1 Additional Principal allocation                                                           0.00
           Class A-1 principal balance after current distribution                                     24,412,753.97

           Class A-2 Additional Principal allocation                                                           0.00
           Class A-2 principal balance after current distribution                                     77,498,323.00

           Class A-3 Additional Principal allocation                                                           0.00
           Class A-3 principal balance after current distribution                                    105,463,520.00

           Class A-4 Additional Principal allocation                                                           0.00
           Class A-4 principal balance after current distribution                                     67,262,695.00

           Class B Additional Principal allocation                                                             0.00
           Class B principal balance after current distribution                                        3,912,600.21

           Class C Additional Principal allocation                                                             0.00
           Class C principal balance after current distribution                                        3,912,600.21

           Class D Additional Principal allocation                                                             0.00
           Class D principal balance after current distribution                                        6,260,160.16

           Class E Additional Principal allocation                                                             0.00
           Class E principal balance after current distribution                                        3,130,079.65


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          300,591,226.89
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                    100,197.08
   (iv)    Servicing Fee accrued but not paid in prior periods                                           104,336.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                          204,533.08
           Servicing Fee carried forward                                                                 204,533.08

           Monthly Servicing Fee distributed                                                                   0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                              365,558,126.61
           10% of Initial ADCB                                                                        36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date           300,809,201.82

           ADCB as of the end of the Collection Period                                               291,595,415.24
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)           2,105,664.41
           Prior month Reserve Fund balance                                                              912,601.83
           Deposit to Reserve Fund - excess funds                                                              0.00
           Interim Reserve Fund Balance                                                                  912,601.83
           Current period draw on Reserve Fund for Reserve Interest Payments                                   0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                  0.00
           Excess to Certificateholder                                                                         0.00
           Ending Reserve Fund balance                                                                   912,601.83


           Reserve Fund balance as a percentage of aggregate note balances as of the first day of the
           Collection Period                                                                                   0.30%
           Investment Earnings on Reserve Account                                                          4,515.74

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                               24,412,753.97
           Initial Class A-1 principal balance                                       93,400,101.00

           Note factor                                                                 0.261378240


           Class A-2
           ---------

           Class A-2 principal balance                                               77,498,323.00
           Initial Class A-2 principal balance                                       77,498,323.00

           Note factor                                                                 1.000000000


           Class A-3
           ---------

           Class A-3 principal balance                                              105,463,520.00
           Initial Class A-3 principal balance                                      105,463,520.00

           Note factor                                                                 1.000000000


           Class A-4
           ---------

           Class A-4 principal balance                                               67,262,695.00
           Initial Class A-4 principal balance                                       67,262,695.00

           Note factor                                                                 1.000000000


           Class B
           -------

           Class B principal balance                                                  3,912,600.21
           Initial Class B principal balance                                          4,569,477.00

           Note factor                                                                 0.856246833


           Class C
           -------

           Class C principal balance                                                  3,912,600.21
           Initial Class C principal balance                                          4,569,477.00

           Note factor                                                                 0.856246833


           Class D
           -------

           Class D principal balance                                                  6,260,160.16
           Initial Class D principal balance                                          7,311,163.00

           Note factor                                                                 0.856246832

           Class E
           -------

           Class E principal balance                                                  3,130,079.65
           Initial Class E principal balance                                          3,655,581.00

           Note factor                                                                 0.856246832

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date           300,809,201.82
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                          (217,974.93)
  (iii)    Monthly Principal Amount                                                                    8,995,811.65
   (iv)    Available Amounts remaining after the payment of interest                                   8,956,469.62
   (v)     ADCB as of the end of the Collection Period                                               291,595,415.24
           Cumulative Loss Amount                                                                         39,342.03


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                          1.8600%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      39,342.03
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
           Overcollateralization Balance                                                              13,084,865.09
           Class B Floor                                                                              (6,246,141.90)


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                          1.4725%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      39,342.03
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
           Overcollateralization Balance                                                               9,172,264.88
           Class C Floor                                                                              (3,750,079.44)


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                          1.0850%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      39,342.03
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance      2,912,104.72
           Class D Floor                                                                               1,093,542.98


Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                          0.4650%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      39,342.03
           Overcollateralization Balance                                                                (217,974.93)
           Class E Floor                                                                               1,957,162.25


Heller Financial, Inc. is the Servicer (Yes/No)                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                       No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                              365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                         0
           Percentage of Substitute Contracts replacing materially modified contracts                             0

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                            0
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
           Any Skipped Payments have been deferred later than January 1, 2006                                   N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                    300,591,226.89
           Principal collections                                                                      (8,728,227.33)
           Prepayment Amounts                                                                           (183,998.82)
           Defaulted Contracts                                                                          (143,391.90)
           Change in payaheads                                                                            59,806.40
           Other items including Substitutions and Repurchases                                                 0.00
ADCB as of the last day of the Collection Period                                                     291,595,415.24

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            143,391.90
Number of Contracts that became Defaulted Contracts during the period                                             1
Defaulted Contracts as a percentage of ADCB (annualized)                                                      0.59%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts               183,998.82
Number of Prepaid Contracts as of the last day of the Collection Period                                           4

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts 0.00 Number of Substitute Contracts as of the last day of the Collection Period 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts              583,334.00
Number of Warranty Contracts as of the last day of the Collection Period                                          1

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period               0.00

Cumulative Servicer Advances paid by the Servicer                                                     10,059,658.94
Cumulative reimbursed Servicer Advances                                                                9,653,729.92

Delinquencies and Losses                           Dollars                            Percent
------------------------                           -------                            -------
           Current                               279,696,848.22                             95.92%
           31-60 days past due                     6,121,500.78                              2.10%
           61-90 days past due                     4,656,987.84                              1.60%
           Over 90 days past due                   1,120,078.40                              0.38%
           Total                                 291,595,415.24                            100.00%

           31+ days past due                      11,898,567.02                              4.08%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                   2,383,991.95
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                          53,752.50
           Cumulative net losses to date  ( (i) - (ii) )                                               2,330,239.45
           Cumulative net losses as a percentage of the initial ADCB                                          0.64%